Minnesota Life Variable

Universal Life Account

Minnesota Life Insurance Company

Supplement dated December 1, 2015 to the
Variable Group Universal Life
Prospectus dated May 1, 2015:

Effective on or about December 1, 2015, the Fidelity® VIP Money Market Portfolio (the "Money Market Portfolio") will change its name to the Fidelity® VIP Government Money Market Portfolio (the "Government Money Market Portfolio") and will operate as a government money market fund. The fund will implement other changes necessary to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully.

If we receive any instructions from you after this change has been implemented to allocate premium to the Money Market Portfolio, we will allocate the premium to the Government Money Market Portfolio. All references in the Prospectus to the Money Market Portfolio will thereafter be to the Government Money Market Portfolio.

If you have any questions about your contract or the content of this supplement, please contact Minnesota Life Insurance Company.

Investors should retain this supplement for future reference.

F84648 12-2015